                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 2, 2001
                Date of Report (Date of earliest event reported)

                          PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Mississippi                          0-30050                          64-0709834
(State or other jurisdiction of       (Commission File Number)        (IRS Employer Identification No.)
        incorporation)

                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)

                                 (228) 435-5511
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On January 2, 2001, Peoples Financial Corporation issued a press release announcing the repurchase of shares of its stock.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99. Press Release issued by Peoples Financial Corporation dated January 2, 2001, headed "Peoples Financial Corporation Announces Share Repurchase"

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2001

                                    PEOPLES FINANCIAL CORPORATION


                                    By:      /s/ Chevis C. Swetman
                                       ---------------------------------------
                                                 Chevis C. Swetman
                                               Chairman, President and CEO

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99            Press Release issued by Peoples Financial Corporation
                dated January 2, 2001, headed "Peoples Financial
                Corporation Announces Share Repurchase"